                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 16
Statement of Operations.......................... 17
Statement of Changes in Net Assets............... 18
Financial Highlights............................. 19
Notes to Financial Statements.................... 22

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

January 20, 2000

Dear Shareholder:

    As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

    While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[SIG]                                  [SIG]
Richard F. Powers, III                 Dennis J. McDonnell
Chairman                               President
Van Kampen Asset Management Inc.       Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

    The job market remained vibrant throughout the year, with more than 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

    Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Fourth Quarter 1999
[BAR GRAPH]

97Q3                                                                              4.0
97Q4                                                                              3.1
98Q1                                                                              6.7
98Q2                                                                              2.1
98Q3                                                                              3.8
98Q4                                                                              5.9
99Q1                                                                              3.7
99Q2                                                                              1.9
99Q3                                                                              5.7
99Q4                                                                              5.8

    Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1999

                              VAN KAMPEN PACE FUND

                                           A SHARES  B SHARES  C SHARES
 TOTAL RETURNS
Six-month total return based on NAV(1)...     5.46%     5.05%     4.97%
Six-month total return(2)................    -0.58%     0.58%     4.08%
One-year total return(2).................     7.33%     8.17%    11.99%
Five-year average annual total
return(2)................................    22.23%    22.60%    22.69%
Ten-year average annual total
return(2)................................    14.20%       N/A       N/A
Life-of-Fund average annual total
return(2)................................    13.48%    14.78%    17.02%
Commencement Date........................  07/22/69  01/10/92  08/27/93

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares). If the sales charge was included, total return would be lower.

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary upon the Fund's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

                          PORTFOLIO MANAGEMENT REVIEW

                              VAN KAMPEN PACE FUND

We recently spoke to representatives of the adviser of the Van Kampen Pace Fund about the key events and economic forces that shaped the markets during the past six months. The representatives include John M. Cunniff, senior portfolio manager, who has managed the Fund since November 1996 and has worked in the investment industry since 1992. Mr. Cunniff is joined by Thomas Copper, portfolio manager, and Stephen L. Boyd, chief investment officer for equity investments. The following discussion reflects their views on the Fund's performance during the six months ended December 31, 1999.


   Q CAN YOU DESCRIBE THE STOCK MARKET ENVIRONMENT FOR THE FUND DURING THE REPORTING PERIOD?

   A The Dow Jones Industrial Average--perhaps the most widely recognized stock market index--endured a difficult third quarter of 1999, losing more than
6 percent of its value. But the Dow recovered dramatically in the fourth quarter, rising more than 11 percent to a record high on December 31. While the Dow performed well overall during 1999, it was the technology-heavy NASDAQ stock index that stole the show, returning a phenomenal 86 percent for the year. However, these high returns masked the fact that not all stocks shared in the good fortune. In fact, more stocks lost than gained value in 1999--the indices were fueled by the outstanding performance of a relatively small number of stocks.


   Q  GIVEN THESE EVENTS, WHAT WAS YOUR APPROACH TO MANAGING THE FUND?

   A We maintained a consistent approach of investing primarily in stocks of large, well-established companies with above-average growth rates. In selecting stocks for the Fund, we consistently use a "bottom-up"
stock-selection strategy. In other words, we evaluate stocks one by one and make purchases wherever we find good investment opportunities, while preserving a portfolio diversified across economic sectors. Under normal market conditions, we keep the Fund heavily invested in stocks.

    During the reporting period, the Fund's performance moderately lagged that of our benchmark, the Standard & Poor's 500 Index, because some stocks in the portfolio performed worse than expected. We did, of course, have many successful investments--especially in the technology area--but these were unable to fully make up for a handful of disappointments.


   Q  WHAT SIGNIFICANT CHANGES DID YOU MAKE TO THE PORTFOLIO?

   A Because we use a bottom-up selection process, the changes we made to the portfolio were driven by our preference for individual stocks, not for achieving a target weighting in any particular sector of the market.

    The Fund's largest purchases during the reporting period were SBC Communications, Procter & Gamble, and Motorola. We purchased SBC Communications for the Fund because we believed the company occupied a competitive position among the Regional Bell Operating Companies, the descendants of "Ma Bell" following its breakup in the 1980s. Consumer products giant Procter & Gamble appeared attractive to us after the company's improved financial performance after the second quarter of 1999. And Motorola's improved profit margins and favorable position in semiconductors and cellular-telephone handsets led us to initiate a position in that company.

    Our largest sales during the period were Intel, Abbott Laboratories, and Lucent Technologies. We sold the Fund's position in Intel, the dominant maker of personal-computer chips, because of the company's decreased earnings expectations. The decrease resulted from both a slowdown in corporate spending and lower-than-anticipated shipments of Intel's new Pentium III chip. We also sold the Fund's holdings in Abbott because we were concerned that the company may have difficulty bringing new products to market in a timely fashion. Finally, we replaced the Fund's position in Lucent Technologies with that of Nortel Networks because we believe that Nortel has a superior position in optic-fiber technology.


   Q  WHICH STOCKS SUPPORTED THE FUND'S PERFORMANCE?

   A As we mentioned, technology stocks were, as a group, extremely successful during the reporting period, and most of the Fund's best-performing stocks were in this area. As new technologies such as the Internet continue to enhance business productivity, companies are continuing to spend to upgrade their existing systems.

    The Fund's top three contributors to performance--Oracle (database management software), Cisco Systems (maker of essential computer-networking products), and Microsoft (consumer and business software manufacturer)--were each well positioned to take advantage of this trend. Other technology companies whose performance boosted the Fund's six-month results were Internet service provider America Online and computer makers Apple and Gateway. In other areas of the market, well-known stocks such as General Electric and Wal-Mart Stores also helped the Fund's performance during the reporting period.

    Keep in mind that not all stocks in the Fund performed as favorably, and there is no guarantee that any of these stocks will perform as well in the future. For additional Fund portfolio highlights, please turn to page 8.


   Q  DID ANY STOCKS HURT THE FUND?

   A Philip Morris stood out as the largest detractor to the Fund's performance, as concerns about ongoing litigation in the tobacco industry continued to trouble investors. The stock's price fell throughout the reporting period, declining sharply in October in response to an unfavorable judgment by a Florida court.

    Other stocks also had a negative impact on the Fund's returns, including

    - Bank of America and Bank One, as bank stocks suffered as a result of rising interests rates. Bank One also experienced earnings problems in its credit-card division;

    - Xerox, which reported decreasing earnings; and

    - IBM, which announced a slowdown in earnings.


   Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A Excellent performance by the Fund's technology stocks in particular was counterbalanced by the poor results of some of our other stock selections. As a result, the Fund achieved a six-month return of 5.46 percent(1)
(Class A shares at net asset value) as of December 31, 1999. By comparison, the Standard & Poor's 500 Index returned 7.03 percent.* The S&P 500 is a broad-based, unmanaged index that reflects the general performance of the stock market. This index is a statistical composite that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. An investment cannot be made directly in an index.

    Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not guarantee future results.

   Q  WHAT DO YOU SEE AHEAD FOR THE FUND?

   A Barring any unforeseen events, we envision continued worldwide economic health, low inflation, and strong earnings growth. Of course, our outlook may in part depend on whether the Federal Reserve again increases interest rates soon. Although recent rate increases haven't had a substantially negative effect on stock prices, another one could have a greater impact. We're also monitoring growth-stock valuations, because the higher they get, the greater the negative impact on the market if investors were to lose their enthusiasm for these stocks. Regardless of the short-term market environment, we believe that the best long-term course of action for the Fund is to stick with our investment discipline by focusing on companies that continue to demonstrate above-average earnings-growth rates.

* Since Lipper Analytical Services has reclassified how it categorizes its indices, we will no longer be using Lipper comparisons because we believe the new system is less applicable. As a result, the Lipper Growth Fund Index will not appear in this or future reports.

                               GLOSSARY OF TERMS

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

EARNINGS ESTIMATES: A forecast for a company's net income during a given period.
    Earnings estimates can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge; if these charges were included, the NAV would decrease.

REGIONAL BELL OPERATING COMPANIES (RBOCS): Local telephone service companies, formed in 1984 after the break-up of "Ma Bell." Sometimes referred to as LECs, or local exchange companies, RBOCs are currently able to compete with long-distance companies to offer long-distance and international calls.

STANDARD & POOR'S 500 INDEX: A broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks. The index, which tracks industrial, transportation, financial, and utility stocks, is an indicator of the overall health of the U.S. stock market. The S&P 500 is a broader index than the Dow Jones Industrial Average and reflects the general stock market more fully.

                              PORTFOLIO HIGHLIGHTS

                              VAN KAMPEN PACE FUND
 TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1999*

MICROSOFT develops, manufactures, licenses, and supports a
range of software products..................................   5.4%
GENERAL ELECTRIC is a diversified industrial corporation
whose products include appliances, lighting products,
aircraft engines, and plastics..............................   4.2%
CISCO SYSTEMS provides networking solutions that connect
computing devices and computer networks.....................   3.3%
EXXON MOBIL is a worldwide leader in the petroleum and
petrochemicals business.....................................   2.8%
ORACLE supplies software products for information management and also offers consulting and systems integration
services....................................................   2.3%
CITIGROUP provides financial services to consumer and
corporate customers around the world........................   2.2%
WAL-MART STORES operates discount department stores,
warehouse membership clubs, and a combination supermarket
and discount department store...............................   2.1%
INTEL designs, manufactures, and markets microcomputer
components..................................................   1.9%
AMERICA ONLINE provides Internet online services, as well as electronic-commerce and enterprise solutions to
businesses..................................................   1.9%
INTERNATIONAL BUSINESS MACHINES (IBM) develops,
manufactures, and sells advanced technology processing
products, including computers, software, networking systems,
and related services........................................   1.8%

 TOP FIVE PORTFOLIO INDUSTRIES*
[BAR GRAPH]

                                                                     DECEMBER 31, 1999                    JUNE 30, 1999
                                                                     -----------------                    -------------
Technology                                                                 30.40                              20.20
Finance                                                                    13.50                              14.80
Utilities                                                                  10.00                              14.70
Health Care                                                                 9.30                              11.70
Energy                                                                      7.20                               7.60

* As a percentage of long-term investments

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                   Description                           Shares       Market Value
-----------------------------------------------------------------------------------
COMMON STOCKS  90.7%
CONSUMER DISTRIBUTION  6.1%
Albertsons, Inc. .................................        143,600    $    4,631,100
Best Buy Co., Inc. (a)............................        278,200        13,962,162
Circuit City Stores-Circuit City Group............        481,100        21,679,569
Dayton Hudson Corp. ..............................        106,200         7,799,063
Federated Department Stores, Inc. (a).............        225,800        11,417,012
Home Depot, Inc. .................................        269,100        18,450,169
Kmart Corp. (a)...................................      1,115,800        11,227,738
Kroger Co. (a)....................................        411,600         7,768,950
Lexmark International Group Inc., Class A (a).....        192,600        17,430,300
Lowe's Cos., Inc. ................................         27,100         1,619,225
May Department Stores Co. ........................        620,550        20,012,737
Safeway, Inc. (a).................................        131,000         4,658,688
Sears Roebuck & Co. ..............................        214,200         6,519,713
TJX Cos., Inc. ...................................        425,400         8,694,113
Tricon Global Restaurants, Inc. (a)...............        362,700        14,009,287
Wal-Mart Stores, Inc. ............................      1,079,900        74,648,087
                                                                     --------------
                                                                        244,627,913
                                                                     --------------
CONSUMER DURABLES  1.8%
Delphi Automotive Systems Corp. ..................        312,271         4,918,268
Ford Motor Co. ...................................        730,200        39,020,062
General Motors Corp. .............................        235,000        17,081,563
Whirlpool Corp. ..................................        184,400        11,997,525
                                                                     --------------
                                                                         73,017,418
                                                                     --------------
CONSUMER NON-DURABLES  6.2%
Anheuser-Busch Cos., Inc. ........................        331,500        23,495,063
Coca-Cola Co. ....................................        294,000        17,125,500
General Mills, Inc. ..............................        521,100        18,629,325
Jones Apparel Group, Inc. (a).....................        266,500         7,228,813
Kimberly Clark Corp. .............................        500,800        32,677,200
Loews Corp. ......................................        103,500         6,281,156
Pepsi Bottling Group, Inc. .......................        460,000         7,618,750
PepsiCo, Inc. ....................................        786,300        27,717,075

                                               See Notes to Financial Statements

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                   Description                           Shares       Market Value
-----------------------------------------------------------------------------------
CONSUMER NON-DURABLES (CONTINUED)
Philip Morris Cos., Inc. .........................      1,365,400    $   31,660,212
Procter & Gamble Co. .............................        506,800        55,526,275
Tommy Hilfiger Corp. (a)..........................        346,900         8,087,106
Tyson Foods, Inc., Class A........................        760,600        12,359,750
                                                                     --------------
                                                                        248,406,225
                                                                     --------------
CONSUMER SERVICES  3.1%
Brinker International, Inc. (a)...................        554,400        13,305,600
CBS Corp. (a).....................................        242,400        15,498,450
Comcast Corp., Class A............................        147,000         7,432,687
Cox Communications, Inc., Class A (a).............        286,850        14,772,775
Darden Restaurants, Inc. .........................        496,400         8,997,250
Harrah's Entertainment, Inc. (a)..................        665,300        17,588,869
Infinity Broadcasting Corp., Class A (a)..........        130,200         4,711,613
New York Times Co., Class A.......................        214,200        10,522,575
Time Warner, Inc. ................................        412,900        29,909,444
                                                                     --------------
                                                                        122,739,263
                                                                     --------------
ENERGY  6.6%
Apache Corp. .....................................        283,000        10,453,312
Ashland, Inc. ....................................        255,000         8,399,063
Chevron Corp. ....................................        193,700        16,779,262
Coastal Corp. ....................................        589,500        20,890,406
Columbia Energy Group.............................         93,300         5,901,225
El Paso Energy Corp. .............................        262,600        10,192,163
Enron Corp. ......................................        183,100         8,125,063
Exxon Mobil Corp. ................................      1,258,181       101,362,207
McDermott International, Inc. ....................        496,900         4,503,156
Phillips Petroleum Co. ...........................        233,700        10,983,900
Royal Dutch Petroleum Co. - ADR (Netherlands).....        336,100        20,313,044
Texaco, Inc. .....................................        139,200         7,560,300
Transocean Offshore, Inc. ........................        297,900        10,035,506

                                               See Notes to Financial Statements

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                   Description                           Shares       Market Value
-----------------------------------------------------------------------------------
ENERGY (CONTINUED)
Ultramar Diamond Shamrock Corp. ..................        348,000    $    7,895,250
USX--Marathon Group...............................        800,100        19,752,469
                                                                     --------------
                                                                        263,146,326
                                                                     --------------
FINANCE  12.2%
Allstate Corp. ...................................        223,200         5,356,800
AMBAC Financial Group, Inc. ......................        173,900         9,075,406
American Express Co. .............................         76,300        12,684,875
American General Corp. (b)........................        182,600        13,854,775
American International Group, Inc. ...............        271,690        29,376,481
Bank of America Corp. ............................        563,179        28,264,546
Bank One Corp. ...................................        772,248        24,760,201
Chase Manhattan Corp. ............................        352,300        27,369,306
CIGNA Corp. ......................................        141,000        11,359,313
Citigroup, Inc. ..................................      1,445,387        80,309,315
Conseco, Inc. ....................................        550,578         9,841,582
Countrywide Credit Industries, Inc. ..............        406,000        10,251,500
Federal Home Loan Mortgage Corp. .................        267,900        12,608,044
Federal National Mortgage Association.............        647,300        40,415,794
First Union Corp. ................................        364,533        11,961,239
Fleet Financial Corp. ............................        761,200        26,499,275
Lehman Brothers Holdings, Inc. ...................        282,700        23,941,156
Lincoln National Corp. ...........................        278,200        11,128,000
MBNA Corp. .......................................        481,900        13,131,775
Mellon Financial Corp. ...........................        218,500         7,442,656
Merrill Lynch & Co., Inc. ........................        144,400        12,057,400
MGIC Investment Corp. ............................        208,600        12,555,113
Nationwide Financial Services, Inc., Class A......        136,200         3,805,088
Providian Financial Corp. ........................        268,600        24,459,387
Radian Group, Inc. ...............................        174,700         8,341,925
Schwab Charles Corp. .............................        228,600         8,772,525

                                               See Notes to Financial Statements

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                   Description                           Shares       Market Value
-----------------------------------------------------------------------------------
FINANCE (CONTINUED)
Washington Mutual, Inc. ..........................        327,800    $    8,522,800
Wells Fargo Co. ..................................         39,700         1,605,369
                                                                     --------------
                                                                        489,751,646
                                                                     --------------
HEALTHCARE  8.4%
Abbott Laboratories, Inc. ........................        406,800        14,771,925
Aetna, Inc. ......................................        161,400         9,008,138
Amgen, Inc. (a)...................................        567,000        34,055,437
Baxter International, Inc. .......................         89,500         5,621,719
Bristol-Myers Squibb Co. .........................        836,700        53,705,681
Johnson & Johnson.................................        565,700        52,680,812
Merck & Co., Inc. ................................        695,300        46,628,556
PacifiCare Health Systems, Inc. (a)...............         73,000         3,869,000
Pfizer, Inc. .....................................      1,224,600        39,722,962
Pharmacia & Upjohn, Inc. .........................         50,700         2,281,500
Schering-Plough Corp. ............................        183,700         7,749,844
Tenet Healthcare Corp. (a)........................        146,050         3,432,175
United HealthCare Corp. ..........................        235,700        12,521,563
Warner-Lambert Co. ...............................        513,500        42,074,906
Wellpoint Health Networks, Inc., Class A (a)......        151,400         9,982,938
                                                                     --------------
                                                                        338,107,156
                                                                     --------------
PRODUCER MANUFACTURING  6.2%
Cummins Engine, Inc. .............................        238,300        11,512,869
General Electric Co. .............................        998,100       154,455,975
Honeywell, Inc. ..................................        232,687        13,423,131
Johnson Controls, Inc. ...........................        225,900        12,848,063
Minnesota Mining & Manufacturing Co. .............        149,000        14,583,375
Navistar International Corp. (a)..................        342,900        16,244,887
Parker Hannifin Corp. ............................         99,800         5,120,988
Rockwell International Corp. .....................        119,200         5,706,700
TRW, Inc. ........................................        173,600         9,016,350
United Technologies Corp. ........................         97,325         6,326,125
                                                                     --------------
                                                                        249,238,463
                                                                     --------------

                                               See Notes to Financial Statements

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                   Description                           Shares       Market Value
-----------------------------------------------------------------------------------
RAW MATERIALS/PROCESSING INDUSTRIES  2.8%
Corus Group PLC--ADR (United Kingdom).............        318,000    $    8,228,250
Dow Chemical Co. .................................        204,700        27,353,037
Du Pont (E.I.) de Nemours & Co. ..................        448,818        29,565,886
Freeport-McMoRan Copper & Gold, Inc., Class B
  (a).............................................        179,200         3,785,600
Mead Corp. .......................................        415,800        18,061,313
Praxair, Inc. ....................................        236,500        11,898,906
Union Carbide Corp. ..............................         58,200         3,884,850
USX U.S. Steel Group, Inc. .......................        333,200        10,995,600
                                                                     --------------
                                                                        113,773,442
                                                                     --------------
TECHNOLOGY  27.5%
Adaptec, Inc. (a).................................        119,100         5,940,113
ADC Telecommunications, Inc. (a)..................        186,900        13,561,931
Alcatel--ADR (France).............................        316,700        14,251,500
America Online, Inc. (a)..........................        906,220        68,362,971
Apple Computer, Inc. (a)..........................        133,300        13,704,906
BMC Software, Inc. (a)............................         41,800         3,341,388
Cisco Systems, Inc. (a)...........................      1,107,400       118,630,225
Compuware Corp. (a)...............................        244,500         9,107,625
Dell Computer Corp. (a)...........................        429,100        21,884,100
Electronic Data Systems Corp. ....................        397,700        26,621,044
Electronics for Imaging, Inc. (a).................        139,000         8,079,375
EMC Corp. (a).....................................        151,200        16,518,600
First Data Corp. .................................         59,700         2,943,956
Gateway, Inc. (a).................................        132,000         9,512,250
General Instrument Corp. (a)......................         43,450         3,693,250
Hewlett-Packard Co. ..............................        549,400        62,597,262
Intel Corp. ......................................        837,500        68,936,719
International Business Machines Corp..............        621,200        67,089,600
LSI Logic Corp. (a)...............................        104,300         7,040,250
Lucent Technologies, Inc. ........................        691,300        51,717,881
Microsoft Corp. (a)...............................      1,696,400       198,054,700
Motorola, Inc. ...................................        288,200        42,437,450
Network Appliance, Inc. (a).......................         89,600         7,442,400

                                               See Notes to Financial Statements

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                   Description                           Shares       Market Value
-----------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Nokia Corp.--ADR (Finland)........................         69,200    $   13,148,000
Nortel Networks Corp. ............................        450,100        45,460,100
Northrop Grumman Corp. ...........................         25,000         1,351,563
Oracle Corp. (a)..................................        760,550        85,229,134
Pitney Bowes, Inc. ...............................        158,900         7,676,856
Sanmina Corp. (a).................................         79,500         7,940,063
SCI Systems, Inc. (a).............................        149,100        12,254,156
Seagate Technology, Inc. (a)......................        430,900        20,063,781
Solectron Corp. (a)...............................        278,100        26,454,262
Sun Microsystems, Inc. (a)........................         79,400         6,148,538
Tellabs, Inc. (a).................................        314,200        20,167,712
Xerox Corp. ......................................        754,200        17,110,913
                                                                     --------------
                                                                      1,104,474,574
                                                                     --------------
TRANSPORTATION  0.7%
AMR Corp. (a).....................................         55,500         3,718,500
CNF Transportation, Inc. .........................        202,700         6,993,150
Delta Air Lines, Inc. ............................        137,800         6,864,163
Union Pacific Corp. ..............................        248,300        10,832,087
                                                                     --------------
                                                                         28,407,900
                                                                     --------------
UTILITIES  9.1%
AT & T Corp. .....................................        880,732        44,697,149
BellSouth Corp. ..................................        582,000        27,244,875
DTE Energy Co. ...................................        389,700        12,226,838
GPU, Inc. ........................................        145,100         4,343,931
GTE Corp. ........................................        911,400        64,310,662
MCI Worldcom, Inc. (a)............................        997,800        52,945,762
Nextel Communications Inc. (a)....................        139,650        14,401,406
NSTAR.............................................        214,331         8,680,406
Qwest Communications International Inc. (a).......        843,600        36,274,800
SBC Communications, Inc. .........................      1,048,520        51,115,350
Sprint Corp. .....................................        470,900        31,697,456

                                               See Notes to Financial Statements

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                   Description                           Shares       Market Value
-----------------------------------------------------------------------------------
UTILITIES (CONTINUED)
Texas Utilities Co. ..............................        198,700    $    7,066,269
U.S. West, Inc. ..................................        113,900         8,200,800
                                                                     --------------
                                                                        363,205,704
                                                                     --------------
TOTAL LONG-TERM INVESTMENTS  90.7%
(Cost $2,577,656,370)............................................     3,638,796,030
                                                                     --------------
SHORT-TERM INVESTMENTS  8.4%
REPURCHASE AGREEMENTS  3.4%
DLJ Mortgage Acceptance Corp., ($85,478,000 par collateralized by
  U.S. Government obligations in a pooled cash account, dated
  12/31/99, to be sold on 01/03/00 at $85,492,246)...............        85,478,000
State Street Bank & Trust Co., ($47,972,000 par collateralized by
  U.S. Government obligations in a pooled cash account, dated
  12/31/99, to be sold on 01/03/00 at $47,983,933)...............        47,972,000
                                                                     --------------
TOTAL REPURCHASE AGREEMENTS......................................       133,450,000
                                                                     --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS  5.0%
Federal Home Loan Bank Consolidated Discount Notes ($49,696,000
  par, yielding 1.40%, 01/03/00 maturity) (b)....................        49,692,135
Federal Home Loan Mortgage Discount notes ($50,000,000 par,
  yielding 5.50%, 02/25/00 maturity) (b).........................        49,579,861
Federal National Mortgage Association Discount Notes ($25,000,000
  par, yielding 5.59%, 02/24/00 maturity) (b)....................        24,790,375
Federal National Mortgage Association Discount Notes ($50,000,000
  par, yielding 5.64%, 01/07/00 maturity) (b)....................        49,953,000
Federal National Mortgage Association Discount Notes ($25,000,000
  par, yielding 5.64%, 03/02/00 maturity) (b)....................        24,761,083
                                                                     --------------
TOTAL U.S. GOVERNMENT OBLIGATIONS................................       198,776,454
                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS  8.4%
  (Cost $332,226,455)............................................       332,226,455
                                                                     --------------
TOTAL INVESTMENTS  99.0%
  (Cost $2,909,882,825)..........................................     3,971,022,485
OTHER ASSETS IN EXCESS OF LIABILITIES  1.0%......................        33,986,073
                                                                     --------------
NET ASSETS  100.0%...............................................    $4,005,008,558
                                                                     ==============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated for open futures transactions.

ADR -- American Depositary Receipt

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $2,909,882,825).....................  $3,971,022,485
Cash........................................................      40,072,850
Receivables:
 Investments Sold...........................................       9,025,529
 Dividends..................................................       4,614,207
 Variation Margin on Futures................................         488,750
 Fund Shares Sold...........................................         336,514
 Interest...................................................          10,883
Other.......................................................         231,698
                                                              --------------
     Total Assets...........................................   4,025,802,916
                                                              --------------
LIABILITIES:
Payables:
 Fund Shares Repurchased....................................      10,380,286
 Investments Purchased......................................       3,728,847
 Capital Gains Distribution.................................       2,995,602
 Distributor and Affiliates.................................       1,702,513
 Investment Advisory Fee....................................       1,419,428
Trustees' Deferred Compensation and Retirement Plans........         412,905
Accrued Expenses............................................         154,777
                                                              --------------
     Total Liabilities......................................      20,794,358
                                                              --------------
NET ASSETS..................................................  $4,005,008,558
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
 number of shares authorized)...............................  $2,876,691,965
Net Unrealized Appreciation.................................   1,073,363,606
Accumulated Net Realized Gain...............................      47,934,581
Accumulated Undistributed Net Investment Income.............       7,018,406
                                                              --------------
NET ASSETS..................................................  $4,005,008,558
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
   Net asset value and redemption price per share (Based on
     net assets of $3,851,149,678 and 278,579,455 shares of
     beneficial interest issued and outstanding)............  $        13.82
   Maximum sales charge (5.75%* of offering price)..........             .84
                                                              --------------
   Maximum offering price to public.........................  $        14.66
                                                              ==============
 Class B Shares:
   Net asset value and offering price per share (Based on
     net assets of $139,235,594 and 10,206,693 shares of
     beneficial interest issued and outstanding)............  $        13.64
                                                              ==============
 Class C Shares:
   Net asset value and offering price per share (Based on
     net assets of $14,623,286 and 1,069,476 shares of
     beneficial interest issued and outstanding)............  $        13.67
                                                              ==============

*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................  $   25,681,487
Interest....................................................       7,525,608
                                                              --------------
    Total Income............................................      33,207,095
                                                              --------------
EXPENSES:
Investment Advisory Fee.....................................       8,376,160
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $4,214,080, $717,493 and $68,250,
  respectively).............................................       4,999,823
Shareholder Services........................................       2,280,024
Custody.....................................................         124,741
Legal.......................................................         149,600
Trustees' Fees and Related Expenses.........................          58,547
Other.......................................................         648,606
                                                              --------------
    Total Expenses..........................................      16,637,501
    Less Credits Earned on Overnight Cash Balances..........           5,141
                                                              --------------
    Net Expenses............................................      16,632,360
                                                              --------------
NET INVESTMENT INCOME.......................................  $   16,574,735
                                                              ==============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  147,195,157
  Futures...................................................       7,923,263
                                                              --------------
  Net Realized Gain.........................................     155,118,420
                                                              --------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   1,038,531,718
                                                              --------------
  End of the Period:
  Investments...............................................   1,061,139,660
  Futures...................................................      12,223,946
                                                              --------------
                                                               1,073,363,606
                                                              --------------
NET UNREALIZED APPRECIATION DURING THE PERIOD...............      34,831,888
                                                              --------------
NET REALIZED AND UNREALIZED GAIN............................  $  189,950,308
                                                              ==============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  206,525,043
                                                              ==============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Six Months Ended December 31, 1999 and
                    the Year Ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                Six Months Ended      Year Ended
                                                December 31, 1999    June 30, 1999
-----------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................  $    16,574,735    $    28,270,551
Net Realized Gain..............................      155,118,420        499,496,614
Net Unrealized Appreciation/Depreciation During
  the Period...................................       34,831,888        (12,965,129)
                                                 ---------------    ---------------
Change in Net Assets from Operations...........      206,525,043        514,802,036
                                                 ---------------    ---------------
Distributions from Net Investment Income:
  Class A Shares...............................      (28,409,788)       (24,874,829)
  Class B Shares...............................              -0-                -0-
  Class C Shares...............................              -0-                -0-
                                                 ---------------    ---------------
                                                     (28,409,788)       (24,874,829)
                                                 ---------------    ---------------
Distributions from Net Realized Gain:
  Class A Shares...............................     (544,831,394)      (295,682,808)
  Class B Shares...............................      (20,187,050)       (11,170,764)
  Class C Shares...............................       (2,173,332)          (972,178)
                                                 ---------------    ---------------
                                                    (567,191,776)      (307,825,750)
                                                 ---------------    ---------------
Total Distributions............................     (595,601,564)      (332,700,579)
                                                 ---------------    ---------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES........................     (389,076,521)       182,101,457
                                                 ---------------    ---------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................    3,199,049,892      7,524,592,594
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................      553,360,846        309,004,514
Cost of Shares Repurchased.....................   (3,428,258,844)    (7,759,211,083)
                                                 ---------------    ---------------
Net Change in Net Assets from Capital
  Transactions.................................      324,151,894         74,386,025
                                                 ---------------    ---------------
TOTAL CHANGE IN NET ASSETS.....................      (64,924,627)       256,487,482
NET ASSETS:
Beginning of the Period........................    4,069,933,185      3,813,445,703
                                                 ---------------    ---------------
End of the Period (Including accumulated
  undistributed net investment income of
  $7,018,406 and $18,853,459, respectively)....  $ 4,005,008,558    $ 4,069,933,185
                                                 ===============    ===============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                         Year Ended June 30,
                          Six Months Ended    -----------------------------------------
Class A Shares            December 31, 1999     1999       1998       1997     1996(a)
---------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period.................     $ 15.471        $ 14.971   $ 13.872   $  11.92   $  11.62
                              --------        --------   --------   --------   --------
Net Investment Income....         .071            .117       .122       .132        .12
Net Realized and
  Unrealized Gain........         .694           1.743      3.541      3.191       2.09
                              --------        --------   --------   --------   --------
Total from
  Investment
  Operations.............         .765           1.860      3.663      3.323       2.21
                              --------        --------   --------   --------   --------
Less:
  Distributions from and
    in Excess of Net
    Investment Income....         .120            .106       .144       .121        .15
  Distributions from Net
    Realized Gain........        2.292           1.254      2.420      1.250       1.76
                              --------        --------   --------   --------   --------
Total Distributions......        2.412           1.360      2.564      1.371       1.91
                              --------        --------   --------   --------   --------
Net Asset Value, End of
  the Period.............     $ 13.824        $ 15.471   $ 14.971   $ 13.872   $  11.92
                              ========        ========   ========   ========   ========
Total Return (b).........        5.46%*         13.65%     29.89%     30.06%     20.48%
Net Assets at End of the
  Period (In millions)...     $3,851.1        $3,905.1   $3,661.4   $2,992.2   $2,534.3
Ratio of Expenses to
  Average Net Assets
  (c)....................         .82%            .83%       .88%       .97%       .94%
Ratio of Net Investment
  Income to Average Net
  Assets (c).............         .88%            .78%       .80%      1.01%      1.02%
Portfolio Turnover.......          23%*            94%        67%       144%       213%

* Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended June 30, 1996 and June 30, 1997 the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                         Year Ended June 30,
                            Six Months Ended    -------------------------------------
Class B Shares              December 31, 1999    1999      1998      1997     1996(a)
-------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period............      $15.239        $14.766   $13.730   $ 11.81   $ 11.53
                                 -------        -------   -------   -------   -------
Net Investment Income......         .004           .005      .045      .046       .02
Net Realized and
  Unrealized Gain..........         .690          1.722     3.466     3.151      2.07
                                 -------        -------   -------   -------   -------
Total from
  Investment Operations....         .694          1.727     3.511     3.197      2.09
                                 -------        -------   -------   -------   -------
Less:
  Distributions from Net
    Investment Income......          -0-            -0-      .055      .027       .05
  Distributions from
    Net Realized Gain......        2.292          1.254     2.420     1.250      1.76
                                 -------        -------   -------   -------   -------
Total Distributions........        2.292          1.254     2.475     1.277      1.81
                                 -------        -------   -------   -------   -------
Net Asset Value, End of the
  Period...................      $13.641        $15.239   $14.766   $13.730   $ 11.81
                                 =======        =======   =======   =======   =======
Total Return (b)...........        5.05%*        12.79%    28.92%    29.08%    19.44%
Net Assets at End of the
  Period (In millions).....      $ 139.2        $ 151.8   $ 140.3   $  95.5   $  72.1
Ratio of Expenses to
  Average Net Assets (c)...        1.60%          1.61%     1.66%     1.74%     1.75%
Ratio of Net Investment
  Income to Average Net
  Assets (c)...............         .08%             0%      .03%      .23%      .21%
Portfolio Turnover.........          23%*           94%       67%      144%      213%

*  Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended June 30, 1996 and June 30, 1997 the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                         Year Ended June 30,
                            Six Months Ended    -------------------------------------
Class C Shares              December 31, 1999    1999      1998      1997     1996(a)
-------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period............      $15.280        $14.787   $13.752   $ 11.83   $11.52
                                 -------        -------   -------   -------   ------
Net Investment Income......         .002           .002      .028      .036      .02
Net Realized and
  Unrealized Gain..........         .683          1.745     3.482     3.163     2.10
                                 -------        -------   -------   -------   ------
Total from
  Investment Operations....         .685          1.747     3.510     3.199     2.12
                                 -------        -------   -------   -------   ------
Less:
  Distributions from and in
    Excess of Net
    Investment Income......          -0-            -0-      .055      .027      .05
  Distributions from Net
    Realized Gain..........        2.292          1.254     2.420     1.250     1.76
                                 -------        -------   -------   -------   ------
Total Distributions........        2.292          1.254     2.475     1.277     1.81
                                 -------        -------   -------   -------   ------
Net Asset Value, End of the
  Period...................      $13.673        $15.280   $14.787   $13.752   $11.83
                                 =======        =======   =======   =======   ======
Total Return (b)...........        4.97%*        12.91%    28.87%    29.04%   19.74%
Net Assets at End of the
  Period (In millions).....      $  14.6        $  13.0   $  11.7   $   7.0   $  4.5
Ratio of Expenses to
  Average Net Assets (c)...        1.59%          1.61%     1.66%     1.74%    1.75%
Ratio of Net Investment
  Income to Average Net
  Assets (c)...............         .08%           .01%      .04%      .23%     .15%
Portfolio Turnover.........          23%*           94%       67%      144%     213%

*  Non-Annualized
(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended June 30, 1996 and June 30, 1997 the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Pace Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth by investing principally in common stock. The Fund commenced investment operations on July 22, 1969. The distribution of the Fund's Class B and Class C shares commenced on January 10, 1992 and August 27, 1993, respectively.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. The Fund's security valuation for unlisted securities and listed securities for which the last sale price is not available was changed in 1998 from bid side pricing to the mean of the bid and asked prices. The impact of the change, which was not material, is included as a component of the change in unrealized appreciation/depreciation for the six months ended December 31, 1999. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security.

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    Net realized gain differs for financial reporting and tax purposes as a result of the deferral for tax purposes of losses relating to wash sale transactions.
    At December 31, 1999, for federal income tax purposes, cost of long- and short-term investments is $2,917,460,586; the aggregate gross unrealized appreciation is $1,176,761,830 and the aggregate gross unrealized depreciation is $123,199,931, resulting in net unrealized appreciation on long- and short-term investments of $1,053,561,899.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income and from net realized gains on securities. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS--During the six months ended December 31, 1999, the Fund's custody fee was reduced by $5,141 as a result of credits earned on overnight cash balances.

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $1 billion......................................      .50 of 1%
Next $1 billion.......................................      .45 of 1%
Next $1 billion.......................................      .40 of 1%
Over $3 billion.......................................      .35 of 1%

    For the six months ended December 31, 1999, the Fund recognized expenses of approximately $149,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the six months ended December 31, 1999, the Fund recognized expenses of approximately $355,100 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.
    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 1999, the Fund recognized expenses of approximately $1,871,000. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
At December 31, 1999, capital aggregated $2,741,222,956, $122,036,867 and
$13,432,142 for Classes A, B, and C, respectively. For the six months ended December 31, 1999, transactions were as follows:

                                               SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A.................................   205,665,869    $ 3,086,620,121
  Class B.................................     6,895,061        101,294,347
  Class C.................................       746,669         11,135,424
                                            ------------    ---------------
Total Sales...............................   213,307,599    $ 3,199,049,892
                                            ============    ===============
Dividend Reinvestment:
  Class A.................................    39,858,482    $   532,509,323
  Class B.................................     1,426,470         18,815,135
  Class C.................................       154,038          2,036,388
                                            ------------    ---------------
Total Dividend Reinvestment...............    41,438,990    $   553,360,846
                                            ============    ===============
Repurchases:
  Class A.................................  (219,358,393)   $(3,298,998,770)
  Class B.................................    (8,077,893)      (119,142,815)
  Class C.................................      (682,129)       (10,117,259)
                                            ------------    ---------------
Total Repurchases.........................  (228,118,415)   $(3,428,258,844)
                                            ============    ===============

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

At June 30, 1999, capital aggregated $2,421,092,282, $121,070,200 and
$10,377,589 for Classes A, B and C, respectively. For the year ended June 30, 1999, transactions were as follows:

                                               SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A.................................   501,845,270    $ 7,187,575,737
  Class B.................................    20,290,932        285,120,945
  Class C.................................     3,680,466         51,895,912
                                            ------------    ---------------
Total Sales...............................   525,816,668    $ 7,524,592,594
                                            ============    ===============
Dividend Reinvestment:
  Class A.................................    21,854,091    $   297,652,697
  Class B.................................       776,995         10,466,117
  Class C.................................        65,607            885,700
                                            ------------    ---------------
Total Dividend Reinvestment...............    22,696,693    $   309,004,514
                                            ============    ===============
Repurchases:
  Class A.................................  (515,854,980)   $(7,416,888,916)
  Class B.................................   (20,603,743)      (290,215,746)
  Class C.................................    (3,688,547)       (52,106,421)
                                            ------------    ---------------
Total Repurchases.........................  (540,147,270)   $(7,759,211,083)
                                            ============    ===============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 will automatically convert to Class A shares after the eighth year following purchase. Class B shares purchased before June 1, 1996 automatically convert to Class A shares after the sixth year following purchase. For the six months ended December 31, 1999, 669,024 Class B shares automatically converted to Class A shares and are shown in the above table as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which the shares are purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended December 31, 1999, no Class C shares converted to Class A shares. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                       SALES CHARGE
                                                  -----------------------
YEAR OF REDEMPTION                                CLASS B         CLASS C
-------------------------------------------------------------------------
First............................................   5.00%           1.00%
Second...........................................   4.00%            None
Third............................................   3.00%            None
Fourth...........................................   2.50%            None
Fifth............................................   1.50%            None
Sixth and Thereafter.............................    None            None

    For the six months ended December 31, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $142,300 and CDSC on redeemed shares of approximately $138,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $837,573,037 and $1,234,641,242, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.
    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.
    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
    Transactions in futures contracts for the six months ended December 31, 1999, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at June 30, 1999..............................       300
Futures Opened............................................       850
Futures Closed............................................      (575)
                                                                ----
Outstanding at December 31, 1999..........................       575
                                                                ====

    The futures contracts outstanding at December 31, 1999, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                             UNREALIZED
                                               NUMBER OF    APPRECIATION/
                                               CONTRACTS    DEPRECIATION
-------------------------------------------------------------------------
LONG CONTRACTS
  S&P 500 Futures--March 2000
     (Current notional value of $371,050
     per contract).........................       575        $12,223,946
                                                  ===        ===========

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended December 31, 1999, are payments retained by Van Kampen of approximately $728,300.

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

7. BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rate percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth*
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income*
   Global Franchise
   Global Government Securities*
   Global Managed Assets*
   International Magnum
   Latin American
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and ongoing expenses.
Please read it carefully before you
invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                             * Closed to new investors
                                            ** Open to new investors for a
                                            limited time

                              VAN KAMPEN PACE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY, PH.D.
PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
  President

DENNIS J. MCDONNELL*
  Executive Vice President
  and Chief Investment Officer

A. THOMAS SMITH III*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and
  Chief Financial Officer

STEPHEN L. BOYD*
PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(C) Van Kampen Funds Inc., 2000
 All rights reserved.
(SM) denotes a service mark of Van Kampen Funds Inc.
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                          RESULTS OF SHAREHOLDER VOTES
    A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999, where shareholders voted on the election of trustees and the selection of independent public accountants.

    1) With regard to the election of the following trustees by the common shareholders of the Fund:

                                                            # of Shares
                                                     -------------------------
                                                      in favor      Withheld
------------------------------------------------------------------------------
J. Miles Branagen..................................  131,510,099     3,921,729
Jerry D. Choate....................................  131,565,126     3,866,702
Linda Hutton Heagy.................................  131,585,123     3,846,704
R. Craig Kennedy...................................  131,641,682     3,790,145
Mitchell M. Merin..................................  131,619,265     3,812,563
Jack E. Nelson.....................................  131,638,117     3,793,711
Richard F. Powers, III.............................  131,603,271     3,828,557
Philip B. Rooney...................................  131,618,396     3,813,431
Fernando Sisto.....................................  131,331,107     4,100,720
Wayne W. Whalen....................................  131,640,660     3,791,167
Suzanne H. Woolsey.................................  131,583,780     3,848,047
Paul G. Yovovich...................................  131,603,043     3,828,784

    2) With regard to the ratification of PriceWaterhouseCoopers LLP as independent public accountants for the Trust, 129,928,629 shares voted for the proposal, 1,029,952 shares voted against and 4,473,346 shares abstained.

                                YEAR 2000 UPDATE

As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your Investment portfolio. We look forward to continuing to serve your Investment needs.